UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 06/30/20

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

Emerging market countries, like developed countries, have been significantly impacted by the global novel coronavirus (COVID-19) pandemic. Government measures to control the pandemic have included stay-at-home orders and the closing of non-essential businesses, which severely impacted economic activity. With the spread of COVID-19 in certain countries having slowed in recent months, the focus of policymakers and markets has started to shift from the immediate needs of the health crisis toward the economy. In many developed and emerging markets, we are seeing containment, albeit with uneven progress, and many economies are starting to reopen.

The crisis has highlighted the strengths of emerging market countries, whether in terms of their social, governance and health care systems, or the fiscal and corporate reforms they have undertaken over the last two decades. Robust balance sheets across emerging markets have proven to be a source of resilience, and we believe that will continue.

Fiscal and monetary stimulus in emerging markets has been moderate compared to developed markets, in part due to lesser means in certain countries, while others have left room for further action. Policy support has been fairly limited in East Asian markets that have deftly handled the pandemic, such as South Korea and Taiwan, while China has ample ammunition for further spending, to be targeted across both old and new economic infrastructure.

Despite the upheaval the pandemic has caused, we believe key emerging market themes will continue. These include a decreasing reliance on export-oriented industries paired with increased domestic consumer spending, which has made emerging market economies more resilient than in the past. Other themes include improved government and corporate fiscal discipline, such as in South Korea, and accelerated innovation in technology, notably in mobile telecommunication and e-commerce. Specific to the pandemic, social distancing measures have particularly boosted the importance of remote education and telehealth. In our long-term view, emerging markets will continue to be driven by urbanization, increases in the demand for skilled labor, and the need to sell to new markets. Globalization can coexist with increased localization.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Manraj S. Sekhon, CFA
Chief Investment Officer
Franklin Templeton Emerging Markets Equity

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

SEMIANNUAL REPORT

Templeton Developing Markets Trust

This semiannual report for Templeton Developing Markets Trust covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares posted a -10.06% cumulative total return for the six months under review. In comparison, the MSCI Emerging Markets (EM) Index posted a -9.67% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index posted a -10.20% total return for the same period.1 The indexes measure global emerging market stock performance. Please note, index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic and resulting lockdown measures caused many emerging market economies to slow significantly in 2020’s first quarter, as the virus outbreak compounded already weak global economic activity hobbled by U.S.-China trade tensions. In response, many emerging market central banks adopted more

Geographic Composition

Based on Total Net Assets as of 6/30/20

accommodative monetary policies. Emerging market equities fell during the period, though losses were limited by a second-quarter rebound as some countries began reopening their economies.

Regarding individual countries, China’s gross domestic product contracted in 2020’s first quarter for the first time on record, reflecting the significant disruption caused by the pandemic after the government shut down nonessential businesses for nearly two months. Taiwan’s year-on-year growth rate slowed as the country’s export-dependent economy was hit by decreased global demand. South Korea’s year-on-year growth rate moderated due largely to a slowing services sector activity. India’s year-on-year growth rate moderated to its lowest point since the data became available in 2004, with contractions seen in gross fixed capital formation, exports and manufacturing. Russia’s year-on-year growth rate also moderated in the first quarter, while Brazil’s year-on-year growth rate contracted as the services sector and industrial output shrank.

Turning to monetary policies, the People’s Bank of China (PBOC) cut the benchmark loan prime rate once. Taiwan’s central bank lowered its benchmark interest rate for the first

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

franklintempleton.com	Semiannual Report	3

TEMPLETON DEVELOPING MARKETS TRUST

time in four years, while South Korea’s central bank cut its benchmark rate twice, ending at an all-time low. India’s central bank also cut its benchmark interest rate twice. The central banks of Russia and Brazil both cut their benchmark rates multiple times to record lows.

In this environment, emerging market stocks, as measured by the MSCI EM Index, posted a -9.67% total return for the six months ended June 30, 2020.1 Chinese equities rose during the period, as investors were reassured by the government’s aggressive actions to contain the pandemic and encouraging second-quarter economic data. Equities in export-oriented Taiwan declined slightly, with losses limited by stimulus measures and low rates of COVID-19 infections. Russian equities fell as a price war with Saudi Arabia led to a collapse in oil prices, which weighed heavily on Russia’s energy export-dependent economy. Brazilian equities fell significantly due largely to the country’s emergence as the epicenter of the pandemic in Latin America as well as the Brazilian real’s depreciation against the U.S. dollar.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

Key detractors from absolute performance during the period included ICICI Bank, Banco Bradesco and Itau Unibanco Holding. Banking stocks around the world faced selling pressure, as expectations for a global economic slowdown weakened the outlook for loan growth, net interest margins and asset quality.

ICICI Bank is one of the largest private-sector banks in India. Investors were concerned about the interim impact of economic disruptions caused by COVID-19 on the bank’s loans and margins. Indian financials stocks were broadly hurt by a crisis at a notable private-sector bank, which resulted in a bail-out. Investors also reacted negatively when the Indian central bank extended loan repayment relief while not allowing a one-time restructuring of loans, which sparked

Top 10 Countries

6/30/20

% of Total Net Assets
China	30.6%
South Korea	18.9%
Taiwan	11.3%
Russia	8.1%
Brazil	6.8%
India	5.6%
South Africa	4.6%
U.K.	3.1%
U.S.	1.8%
Thailand	1.8%

fears about bad debts in the banking system. Although ICICI Bank reported a double-digit increase in its March quarter profits, higher-than-expected COVID-19-related costs weighed on profitability. Investors did support the bank’s stake sale of its insurance subsidiaries to raise capital to strengthen its balance sheet, but the bank’s plan to raise money via the issuance of new shares raised concerns of dilution.

Expectations that the Brazilian economy would fall into a recession as a result of COVID-19-related lockdowns weighed on sentiment in leading commercial banks such as Banco Bradesco and Itau Unibanco. Shares in the two banks declined significantly due to market expectations of a decline in asset quality and revenue generation. Both banks reported weak first-quarter corporate results largely due to higher-than-expected costs related to COVID-19 and suspended guidance for 2020. Shares did rebound off their lows as investors used the market correction as a buying opportunity in view of the banks’ sound fundamentals, attractive valuations and dominant market share, which in our view makes them well positioned to recover once the COVID-19 outbreak is contained and domestic economic activity improves.

In contrast, key contributors to absolute performance were Tencent Holdings, Naver and Naspers.

Tencent is one of the largest internet services companies in China. The company provides online gaming, social network, financial technology, cloud and other entertainment related services. Expectations that COVID-19 would have a short-term negative impact on Tencent’s advertising, payments and cloud services as a result of a decline in business activities led shares to reach a period-low in March. Shares subsequently rose, however, on expectations of solid

4	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Top 10 Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	9.2%
Tencent Holdings Ltd. Interactive Media & Services, China	8.3%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	8.1%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	6.8%
Naver Corp. Interactive Media & Services, South Korea	4.6%
Naspers Ltd. Internet & Direct Marketing Retail, South Africa	4.3%
Unilever PLC Personal Products, U.K.	3.1%
ICICI Bank Ltd. Banks, India	2.9%
Brilliance China Automotive Holdings Ltd. Automobiles, China	2.7%
Yandex NV Interactive Media & Services, Russia	2.3%

growth in the mobile gaming and financial technology businesses. Tencent reported above-consensus first-quarter corporate results, with double-digit revenue and earnings growth driven by an increase in online gaming and better-than-expected performances in its online advertising and financial technology operations. Expectations of continued growth in online gaming and improved monetization of its social application WeChat further supported sentiment in the stock.

Naver is South Korea’s largest search engine and a major e-commerce company. The company also provides services including LINE messenger, the largest messenger app in Japan, image messaging and multimedia mobile application Snow, digital comics platform Naver Webtoon and group social media platform Naver Band. Concerns in March that COVID-19 would negatively impact Naver’s advertising business in the short term weighed on shares, but the company’s earnings rose due to increased online shopping on its platform amid the pandemic. Investors also remained confident of Naver’s penetration into e-commerce and businesses in other areas such as digital content and financial services, which could contribute to its longer-term growth.

Naspers is a global internet and entertainment group and a majority shareholder in Prosus, which holds stakes in major internet companies globally in areas such as online gaming, social media, food delivery, online classifieds and electronic payments. Shares in Naspers benefited from the strong performance of Prosus’ largest underlying investment, Tencent. Naspers reported double-digit revenue and earnings growth for the fiscal year ended March 2020, driven by e-commerce operations and growth at Tencent. While lockdowns across key markets in early 2020 weighed on Naspers’ interests in the classified segment, investors expect market consolidation to help reduce losses and allow companies to focus on monetization as economies reopen. Management’s commitment to reducing Nasper’s share price discount to net asset value was also viewed positively by investors.

We used the market correction as an opportunity to add to our existing high-conviction holdings. In the last six months, the Fund increased its positions in Brazil, South Africa, South Korea and Russia as we continued to identify companies with sustainable earnings power trading at a discount to their intrinsic worth. In terms of sectors, additions were made in financials, communication services and materials. Existing positions were increased in Samsung Life Insurance, one of the largest insurance companies in South Korea, and the aformentioned Itau Unibanco, Banco Bradesco and Prosus.

The Fund reduced its investments in China, the U.S., Macau and Taiwan in favor of what we viewed as more compelling opportunities. Sectors which experienced the largest sales were health care, consumer discretionary and information technology. Key reductions included Cognizant Technology Solutions, a global information technology services company, and Glenmark Pharmaceuticals, a mid-size Indian pharmaceutical company. The Fund liquidated its positions in Chinese commercial bank China Construction Bank, Indian biopharmaceutical company Biocon, and Macau resort and casino operator Sands China.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2020, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s

franklintempleton.com	Semiannual Report	5

TEMPLETON DEVELOPING MARKETS TRUST

performance was negatively affected by the portfolio being predominantly invested in securities with non-U.S. currency exposure.

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

Chetan Sehgal, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	-10.06%	-15.02%
1-Year	-0.18%	-5.65%
5-Year	+29.14%	+4.07%
10-Year	+40.79%	+2.90%

Advisor
6-Month	-9.95%	-9.95%
1-Year	+0.06%	+0.06%
5-Year	+30.73%	+5.51%
10-Year	+44.50%	+3.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	7

TEMPLETON DEVELOPING MARKETS TRUST

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.39%	1.53%
Advisor	1.14%	1.28%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

8	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$899.40	$ 6.52	$1,018.00	$ 6.92	1.38%
C	$1,000	$896.10	$10.04	$1,014.27	$10.67	2.13%
R	$1,000	$898.50	$ 7.69	$1,016.76	$ 8.17	1.63%
R6	$1,000	$901.30	$ 4.73	$1,019.89	$ 5.02	1.00%
Advisor	$1,000	$900.50	$ 5.34	$1,019.24	$ 5.67	1.13%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	9

TEMPLETON DEVELOPING MARKETS TRUST

Financial Highlights

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.96	$18.17	$21.98	$15.82	$13.59	$17.09

Income from investment operations[a]:

Net investment income[b]	0.02	0.32 [c]	0.20	0.15	0.10	0.07

Net realized and unrealized gains (losses)	(2.23)	4.46	(3.76)	6.21	2.32	(3.43)

Total from investment operations	(2.21)	4.78	(3.56)	6.36	2.42	(3.36)

Less distributions from:

Net investment income	—	(0.76)	(0.25)	(0.20)	(0.19)	(0.14)

Net realized gains	—	(0.23)	—	—	—	—

Total distributions	—	(0.99)	(0.25)	(0.20)	(0.19)	(0.14)

Net asset value, end of period	$19.75	$21.96	$18.17	$21.98	$15.82	$13.59

Total return[d]	(10.06)%	26.39%	(16.20)%	40.20%	17.84%	(19.67)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.52%	1.52%	1.56%	1.73%	1.79%	1.75%

Expenses net of waiver and payments by affiliates	1.38%	1.38%	1.34%	1.55% [f]	1.58%	1.68%

Net investment income	0.23%	1.57% [c]	0.99%	0.76%	0.64%	0.44%

Supplemental data

Net assets, end of period (000’s)	$901,182	$1,067,300	$917,488	$1,178,838	$961,888	$822,399

Portfolio turnover rate	8.97%	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017		2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.46	$17.75	$21.34	$15.38		$13.22	$16.62

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	0.20 [c]	0.08	—	[d]	(0.02)	(0.04)

Net realized and unrealized gains (losses)	(2.18)	4.32	(3.67)	6.01		2.26	(3.33)

Total from investment operations	(2.23)	4.52	(3.59)	6.01		2.24	(3.37)

Less distributions from:

Net investment income	—	(0.58)	—	(0.05)		(0.08)	(0.03)

Net realized gains	—	(0.23)	—	—		—	—

Total distributions	—	(0.81)	—	(0.05)		(0.08)	(0.03)

Net asset value, end of period	$19.23	$21.46	$17.75	$21.34		$15.38	$13.22

Total return[e]	(10.39)%	25.42%	(16.78)%	39.19%		16.90%	(20.28)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.27%	2.27%	2.31%	2.48%		2.54%	2.47%

Expenses net of waiver and payments by affiliates	2.13%	2.13%	2.09%	2.30%	[g]	2.33%	2.40%

Net investment income (loss)	(0.52)%	0.82% [c]	0.24%	0.01%		(0.11)%	(0.28)%

Supplemental data

Net assets, end of period (000’s)	$43,444	$56,860	$63,116	$172,523		$141,100	$117,379

Portfolio turnover rate	8.97%	17.71%	9.96%	8.89%		27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.57	$17.86	$21.61	$15.57	$13.37	$16.80

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	0.29 [c]	0.15	0.10	0.07	0.03

Net realized and unrealized gains (losses)	(2.18)	4.36	(3.70)	6.09	2.27	(3.36)

Total from investment operations	(2.19)	4.65	(3.55)	6.19	2.34	(3.33)

Less distributions from:

Net investment income	—	(0.71)	(0.20)	(0.15)	(0.14)	(0.10)

Net realized gains	—	(0.23)	—	—	—	—

Total distributions	—	(0.94)	(0.20)	(0.15)	(0.14)	(0.10)

Net asset value, end of period	$19.38	$21.57	$17.86	$21.61	$15.57	$13.37

Total return[d]	(10.15)%	26.02%	(16.38)%	39.90%	17.48%	(19.83)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.77%	1.77%	1.81%	1.98%	2.04%	1.97%

Expenses net of waiver and payments by affiliates	1.63%	1.63%	1.59%	1.80% [f]	1.83%	1.90%

Net investment income (loss)	(0.02)%	1.32% [c]	0.74%	0.51%	0.39%	0.22%

Supplemental data

Net assets, end of period (000’s)	$16,066	$20,016	$18,025	$22,512	$16,628	$17,657

Portfolio turnover rate	8.97%	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.78	$18.02	$21.82	$15.70	$13.49	$16.99

Income from investment operations[a]:

Net investment income[b]	0.08	0.39 [c]	0.28	0.22	0.19	0.12

Net realized and unrealized gains (losses)	(2.23)	4.45	(3.75)	6.19	2.28	(3.40)

Total from investment operations	(2.15)	4.84	(3.47)	6.41	2.47	(3.28)

Less distributions from:

Net investment income	—	(0.85)	(0.33)	(0.29)	(0.26)	(0.22)

Net realized gains	—	(0.23)	—	—	—	—

Total distributions	—	(1.08)	(0.33)	(0.29)	(0.26)	(0.22)

Net asset value, end of period	$19.63	$21.78	$18.02	$21.82	$15.70	$13.49

Total return[d]	(9.87)%	26.89%	(15.90)%	40.88%	18.34%	(19.34)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.15%	1.15%	1.21%	1.28%	1.30%	1.27%

Expenses net of waiver and payments by affiliates	1.00%	0.99%	0.96%	1.09% [f]	1.13%	1.22%

Net investment income	0.61%	1.96% [c]	1.37%	1.22%	1.09%	0.90%

Supplemental data

Net assets, end of period (000’s)	$165,064	$120,791	$94,344	$103,734	$57,153	$48,263

Portfolio turnover rate	8.97%	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.82	$18.06	$21.86	$15.73	$13.52	$17.01

Income from investment operations[a]:

Net investment income[b]	0.04	0.37 [c]	0.25	0.20	0.13	0.12

Net realized and unrealized gains (losses)	(2.21)	4.44	(3.75)	6.18	2.31	(3.43)

Total from investment operations	(2.17)	4.81	(3.50)	6.38	2.44	(3.31)

Less distributions from:

Net investment income	—	(0.82)	(0.30)	(0.25)	(0.23)	(0.18)

Net realized gains	—	(0.23)	—	—	—	—

Total distributions	—	(1.05)	(0.30)	(0.25)	(0.23)	(0.18)

Net asset value, end of period	$19.65	$21.82	$18.06	$21.86	$15.73	$13.52

Total return[d]	(9.95)%	26.67%	(15.99)%	40.59%	18.08%	(19.47)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.27%	1.27%	1.31%	1.48%	1.54%	1.47%

Expenses net of waiver and payments by affiliates	1.13%	1.13%	1.09%	1.30% [f]	1.33%	1.40%

Net investment income	0.48%	1.82% [c]	1.24%	1.01%	0.89%	0.72%

Supplemental data

Net assets, end of period (000’s)	$168,548	$195,065	$156,766	$179,125	$117,914	$101,900

Portfolio turnover rate	8.97%	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, June 30, 2020 (unaudited)

	Industry	Shares	Value

Common Stocks 94.0%
Brazil 3.0%
[a] B2W Cia Digital	Internet & Direct Marketing Retail	330,000	$6,497,664
B3 SA - Brasil Bolsa Balcao	Capital Markets	782,100	7,924,862
Lojas Americanas SA	Multiline Retail	1,078,117	5,407,639
M Dias Branco SA	Food Products	591,300	4,416,696
Totvs SA	Software	240,300	1,023,202
Vale SA	Metals & Mining	1,343,400	13,817,490

			39,087,553

Cambodia 0.7%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	7,580,500	8,842,977

China 30.6%
[a] Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	409,500	88,329,150
BAIC Motor Corp. Ltd., H	Automobiles	5,961,900	2,609,085
[a] Baidu Inc., ADR	Interactive Media & Services	112,634	13,503,690
Brilliance China Automotive Holdings Ltd.	Automobiles	39,207,200	35,485,622
China Merchants Bank Co. Ltd., A	Banks	1,582,900	7,587,335
China Merchants Bank Co. Ltd., H	Banks	2,554,800	11,839,228
China Mobile Ltd.	Wireless Telecommunication Services	2,583,359	17,442,868
China Resources Cement Holdings Ltd.	Construction Materials	11,924,800	14,707,034
CNOOC Ltd.	Oil, Gas & Consumable Fuels	11,586,200	13,003,424
COSCO SHIPPING Ports Ltd.	Transportation Infrastructure	3,521,105	1,899,276
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	270,962	1,266,123
Health & Happiness H&H International Holdings Ltd.	Food Products	1,588,500	7,220,045
[b] MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	3,553,000	4,617,509
NetEase Inc., ADR	Entertainment	18,341	7,875,259
Ping An Bank Co. Ltd., A	Banks	4,068,138	7,398,964
Ping An Insurance Group Co. of China Ltd., A	Insurance	1,071,800	10,860,895
[a] Prosus NV	Internet & Direct Marketing Retail	268,847	24,989,359
Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	800,000	12,875,502
Tencent Holdings Ltd.	Interactive Media & Services	1,669,395	106,970,582
Uni-President China Holdings Ltd.	Food Products	4,041,500	4,042,707
Weifu High-Technology Co. Ltd., B	Auto Components	1,230,263	2,099,511

			396,623,168

Czech Republic 0.3%
Moneta Money Bank AS	Banks	1,701,603	3,852,958

Hungary 1.1%
Richter Gedeon Nyrt	Pharmaceuticals	683,469	14,174,994

India 5.6%
Bajaj Holdings & Investment Ltd.	Diversified Financial Services	294,776	9,934,158
Coal India Ltd.	Oil, Gas & Consumable Fuels	2,502,349	4,418,124
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	92,168	549,783
ICICI Bank Ltd.	Banks	7,998,181	37,268,327
Infosys Ltd.	IT Services	1,687,664	16,396,326
Tata Chemicals Ltd.	Chemicals	846,962	3,489,214

			72,055,932

Indonesia 0.9%
Astra International Tbk PT	Automobiles	33,724,500	11,430,898

franklintempleton.com	Semiannual Report	15

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Kenya 0.2%
[a] Equity Group Holdings PLC	Banks	7,076,012	$2,291,154

Mexico 1.2%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, ADR	Banks	3,726,457	13,452,510
Nemak SAB de CV	Auto Components	9,140,436	1,913,457

			15,365,967

Pakistan 0.2%
Habib Bank Ltd.	Banks	4,890,300	2,804,044

Peru 0.3%
Intercorp Financial Services Inc.	Banks	123,460	3,265,517

Philippines 0.2%
BDO Unibank Inc.	Banks	1,411,517	2,790,631

Russia 8.1%
Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	1,492,646	8,060,181
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	350,812	26,077,298
[a] Mail.Ru Group Ltd., GDR	Interactive Media & Services	496,166	11,191,767
[a] Sberbank of Russia PJSC, ADR	Banks	2,583,758	29,371,499
[a] Yandex NV, A	Interactive Media & Services	590,538	29,538,711

			104,239,456

Singapore 0.1%
DBS Group Holdings Ltd.	Banks	109,798	1,652,170

South Africa 4.6%
[a] Massmart Holdings Ltd.	Food & Staples Retailing	3,651,658	4,842,533
Naspers Ltd., N	Internet & Direct Marketing Retail	299,628	55,041,614

			59,884,147

South Korea 18.9%
Fila Holdings Corp.	Textiles, Apparel & Luxury Goods	276,365	8,177,313
Hankook Tire & Technology Co. Ltd.	Auto Components	71,256	1,478,679
KT Skylife Co. Ltd.	Media	716,862	4,756,834
LG Corp.	Industrial Conglomerates	444,787	26,616,456
Naver Corp.	Interactive Media & Services	266,016	60,009,278
POSCO	Metals & Mining	76,371	11,153,694
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,368,146	105,112,727
Samsung Life Insurance Co. Ltd.	Insurance	464,972	17,528,892
SK Hynix Inc.	Semiconductors & Semiconductor Equipment	139,250	9,968,840

			244,802,713

Taiwan 11.3%
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	492,000	3,739,297
CTBC Financial Holding Co. Ltd.	Banks	1,598,800	1,111,249
[a] FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	5,356,800	2,087,944
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	5,838,392	17,192,238
Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	22,100	3,081,713
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	11,052,000	118,372,994

			145,585,435

16	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Thailand 1.8%
Kasikornbank PCL, fgn.	Banks	3,395,200	$10,317,844
Kiatnakin Bank PCL, fgn.	Banks	4,178,300	5,438,848
Siam Commercial Bank PCL, fgn.	Banks	1,268,000	2,991,262
Thai Beverage PCL, fgn.	Beverages	9,206,700	4,494,533

			23,242,487

United Kingdom 3.1%
Unilever PLC	Personal Products	754,394	40,691,170

United States 1.8%
Cognizant Technology Solutions Corp., A	IT Services	319,405	18,148,592
[a] IMAX Corp.	Entertainment	497,404	5,575,899

			23,724,491

Total Common Stocks (Cost $922,286,343)			1,216,407,862

Preferred Stocks 3.8%
Brazil 3.8%
[c] Banco Bradesco SA, 13.248%, ADR, pfd.	Banks	5,945,141	22,650,987
[c] Itau Unibanco Holding SA, 10.51%, ADR, pfd.	Banks	5,662,359	26,556,464

Total Preferred Stocks (Cost $52,137,969)			49,207,451

Total Investments before Short Term Investments (Cost $974,424,312)			1,265,615,313

Short Term Investments (Cost $30,229,630) 2.3%

Money Market Funds 2.3%

United States 2.3%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		30,229,630	30,229,630

Total Investments (Cost $1,004,653,942) 100.1%			1,295,844,943

Other Assets, less Liabilities (0.1)%			(1,541,410)

Net Assets 100.0%			$1,294,303,533

See Abbreviations on page 29.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2020. See Note 1(c).

cVariable rate security. The rate shown represents the yield at period end.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$974,424,312
Cost - Non-controlled affiliates (Note 3f)	30,229,630

Value - Unaffiliated issuers+	$1,265,615,313
Value - Non-controlled affiliates (Note 3f)	30,229,630
Receivables:
Investment securities sold	1,081,479
Capital shares sold	948,119
Dividends	3,846,219
Other assets	1,114

Total assets	1,301,721,874

Liabilities:
Payables:
Capital shares redeemed	5,744,450
Management fees	942,508
Distribution fees	226,409
Transfer agent fees	175,484
Accrued expenses and other liabilities	329,490

Total liabilities	7,418,341

Net assets, at value	$1,294,303,533

Net assets consist of:
Paid-in capital	$1,070,734,399
Total distributable earnings (losses)	223,569,134

Net assets, at value	$1,294,303,533

+Includes securities loaned	$3,947,970
Class A:
Net assets, at value	$901,181,778

Shares outstanding	45,635,155

Net asset value per share[a]	$19.75

Maximum offering price per share (net asset value per share ÷ 94.50%)	$20.90

Class C:
Net assets, at value	$43,443,506

Shares outstanding	2,259,547

Net asset value and maximum offering price per share[a]	$19.23

Class R:
Net assets, at value	$16,066,273

Shares outstanding	829,086

Net asset value and maximum offering price per share	$19.38

Class R6:
Net assets, at value	$165,064,347

Shares outstanding	8,409,446

Net asset value and maximum offering price per share	$19.63

Advisor Class:
Net assets, at value	$168,547,629

Shares outstanding	8,576,854

Net asset value and maximum offering price per share	$19.65

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$10,126,146
Non-controlled affiliates (Note 3f)	113,228
Interest:
Unaffiliated issuers	3,109
Income from securities loaned:
Non-controlled affiliates (Note 3f)	67

Total investment income	10,242,550

Expenses:
Management fees (Note 3a)	6,667,292
Distribution fees: (Note 3c)
Class A	1,125,096
Class C	231,417
Class R	41,180
Transfer agent fees: (Note 3e)
Class A	695,291
Class C	35,748
Class R	12,849
Class R6	26,117
Advisor Class	130,119
Custodian fees (Note 4)	183,622
Reports to shareholders	81,142
Registration and filing fees	69,335
Professional fees	60,062
Trustees’ fees and expenses	95,245
Other	22,972

Total expenses	9,477,487

Expenses waived/paid by affiliates (Note 3f and 3g)	(931,169)

Net expenses	8,546,318

Net investment income	1,696,232

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(2,823,100)
Foreign currency transactions	(143,870)

Net realized gain (loss)	(2,966,970)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(158,683,655)
Translation of other assets and liabilities denominated in foreign currencies	(123,356)
Change in deferred taxes on unrealized appreciation	2,456,619

Net change in unrealized appreciation (depreciation)	(156,350,392)

Net realized and unrealized gain (loss)	(159,317,362)

Net increase (decrease) in net assets resulting from operations	$(157,621,130)

*Foreign taxes withheld on dividends	$1,571,737
#Net of foreign taxes	$620,180

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$1,696,232	$21,614,482
Net realized gain (loss)	(2,966,970)	79,478,484
Net change in unrealized appreciation (depreciation)	(156,350,392)	216,719,810

Net increase (decrease) in net assets resulting from operations	(157,621,130)	317,812,776

Distributions to shareholders:
Class A	—	(46,760,052)
Class C	—	(2,077,821)
Class R	—	(847,686)
Class R6	—	(5,673,314)
Advisor Class	—	(8,880,953)

Total distributions to shareholders	—	(64,239,826)

Capital share transactions: (Note 2)
Class A	(57,380,426)	(36,510,410)
Class C	(7,217,656)	(17,789,807)
Class R	(1,782,092)	(1,593,568)
Class R6	63,596,459	6,458,686
Advisor Class	(5,324,711)	6,155,524

Total capital share transactions	(8,108,426)	(43,279,575)

Net increase (decrease) in net assets	(165,729,556)	210,293,375
Net assets:
Beginning of period	1,460,033,089	1,249,739,714

End of period	$1,294,303,533	$1,460,033,089

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac-tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day

franklintempleton.com	Semiannual Report	21

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and

Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund received $4,161,253 in U.S. Government and Agency securities as collateral. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

22	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold[a]	2,018,023	$38,384,433	4,840,831	$99,440,179

Shares issued in reinvestment of distributions	—	—	1,864,306	40,610,539

Shares redeemed	(4,993,214)	(95,764,859)	(8,598,607)	(176,561,128)

Net increase (decrease)	(2,975,191)	$(57,380,426)	(1,893,470)	$(36,510,410)

Class C Shares:

Shares sold	140,558	$2,607,426	337,371	$6,761,175

Shares issued in reinvestment of distributions	—	—	95,212	2,027,153

Shares redeemed[a]	(530,900)	(9,825,082)	(1,337,666)	(26,578,135)

Net increase (decrease)	(390,342)	$(7,217,656)	(905,083)	$(17,789,807)

franklintempleton.com	Semiannual Report	23

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class R Shares:

Shares sold	75,247	$1,428,349	217,714	$4,323,931

Shares issued in reinvestment of distributions	—	—	38,809	830,612

Shares redeemed	(174,028)	(3,210,441)	(337,670)	(6,748,111)

Net increase (decrease)	(98,781)	$(1,782,092)	(81,147)	$(1,593,568)

Class R6 Shares:

Shares sold	5,945,448	$118,072,204	1,311,708	$26,602,851

Shares issued in reinvestment of distributions	—	—	131,402	2,840,140

Shares redeemed	(3,081,754)	(54,475,745)	(1,132,170)	(22,984,305)

Net increase (decrease)	2,863,694	$63,596,459	310,940	$6,458,686

Advisor Class Shares:

Shares sold	1,494,733	$28,507,460	2,874,376	$59,025,675

Shares issued in reinvestment of distributions	—	—	375,984	8,141,495

Shares redeemed	(1,856,769)	(33,832,171)	(2,992,920)	(61,011,646)

Net increase (decrease)	(362,036)	$(5,324,711)	257,440	$6,155,524

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion
0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion
0.850%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

24	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 1.040% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$21,441
CDSC retained	$5,641

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $900,124, of which $460,612 was retained by Investor Services.

franklintempleton.com	Semiannual Report	25

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$29,604,399	$170,868,045	$(170,242,814)	$ —	$ —	$30,229,630	30,229,630	$113,228

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	64,815	2,022,255	(2,087,070)	—	—	—	—	67

Total Affiliated Securities	$29,669,214	$172,890,300	$(172,329,884)	$ —	$ —	$30,229,630		$113,295

g. Waiver and Expense Reimbursements

Asset Management and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund does not exceed 1.13%, based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 tranfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021.

Prior to May 1, 2020, the expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 1.00% based on the average net assets of the class.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

26	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$6,768,296
Long term	32,698,221

Total capital loss carryforwards	$39,466,517	[a]

aIncludes $39,466,517 from the acquired Templeton BRIC Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,034,906,794

Unrealized appreciation	$427,301,872
Unrealized depreciation	(166,363,723)

Net unrealized appreciation (depreciation)	$260,938,149

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $114,652,910 and $112,390,231, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. Certain or all Funds may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At June 30, 2020, the Fund had 8.1% of its net assets invested in Russia.

franklintempleton.com	Semiannual Report	27

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

28	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:

Investments in Securities:[a]

Equity Investments:[b]

Cambodia	$—	$8,842,977	$—	$8,842,977

China	134,697,458	261,925,710	—	396,623,168

Czech Republic	—	3,852,958	—	3,852,958

Hungary	—	14,174,994	—	14,174,994

India	—	72,055,932	—	72,055,932

Indonesia	—	11,430,898	—	11,430,898

Philippines	—	2,790,631	—	2,790,631

Russia	29,538,711	74,700,745	—	104,239,456

Singapore	—	1,652,170	—	1,652,170

South Africa	—	59,884,147	—	59,884,147

South Korea	—	244,802,713	—	244,802,713

Taiwan	—	145,585,435	—	145,585,435

Thailand	—	23,242,487	—	23,242,487

United Kingdom	—	40,691,170	—	40,691,170

All Other Equity Investments	135,746,177	—	—	135,746,177

Short Term Investments	30,229,630	—	—	30,229,630

Total Investments in Securities	$330,211,976	$965,632,967	$—	$1,295,844,943

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

franklintempleton.com	Semiannual Report	29

TEMPLETON DEVELOPING MARKETS TRUST

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON DEVELOPING MARKETS TRUST

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management Ltd. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

30	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was above the median of its Performance Universe, but for the 10-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 15 other emerging markets funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median and in the second quintile of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted the Fund’s first (best) and second quintile performance for the one-, three- and five-year periods and the fee waiver from management on the Fund’s actual total expense ratio.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact

franklintempleton.com	Semiannual Report	31

TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable upfront expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Board Approval of Investment

Management Agreements

TEMPLETON DEVELOPING MARKETS TRUST

(Fund)

At a meeting held on May 13, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved a new investment sub-advisory agreement between Templeton Asset Management Ltd. (Manager), the Fund’s investment manager, and Franklin Templeton Investment Management Limited (Sub-Adviser), on behalf of the Fund (Sub-Advisory Agreement) for an initial two-year period, subject to prior approval of the shareholders of the Fund. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of FRI, the parent of the Manager and Sub-Adviser, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Sub-Adviser and its affiliates to the Fund and its shareholders.

32	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

Fund Performance

The Board noted its review and consideration of the performance results of the Fund in connection with the February 2020 annual contract renewal (Annual Contract Renewal) of the Fund’s investment management agreement. The Board recalled its conclusion at that time that the Fund’s performance was satisfactory. The Board also noted the proposed portfolio management team enhancements for the Fund, and determined that, in light of these changes, additional time will be needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment subadvisory fee to be charged by the Sub-Adviser. The Board noted that the addition of the Sub-Adviser will have no impact on the amount of management fees that are currently paid by the Fund as the Sub-Adviser will be paid by the Manager out of the management fee that the Manager receives from the Fund. The Board further noted that the allocation of the fee between the Manager and the Sub-Adviser reflected the services to be provided by each. The Board concluded that the proposed investment subadvisory fee is reasonable.

Management Profitability and Economies of Scale

The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Manager had not changed as a result of the proposal to approve the Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Sub-Advisory Agreement for an initial two-year period, subject to prior approval of the shareholders of the Fund.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

franklintempleton.com	Semiannual Report	33

TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “house-holding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

34	Semiannual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Templeton Developing Markets Trust
Investment Manager	Distributor	Shareholder Services
Templeton Asset	Franklin Templeton Distributors, Inc.	(800) 632-2301
Management Ltd.	(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	711 S 08/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2020

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date August 25, 2020